UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Jones Lang LaSalle Income Property Trust, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

200 EAST RANDOLPH DRIVE

CHICAGO, ILLINOIS 60601

NOTICE TO STOCKHOLDERS OF ANNUAL MEETING

TO BE HELD ON

JULY 11, 2012

Dear Stockholder:

Jones Lang LaSalle Income Property Trust, Inc. (“Income Property Trust”), a Maryland corporation, will hold its 2012 annual meeting of stockholders at 8:30 a.m. local time on Wednesday, July 11, 2012 at the executive offices of Income Property Trust at 200 East Randolph Drive, Chicago, Illinois 60601. “We,” “our,” “us” and “our company” each refers to Income Property Trust. The meeting will be held for the following purposes:

1.	To elect five directors to the board of directors of Income Property Trust for the ensuing year and until their successors are elected and qualify;

2.	To make certain revisions to the Form of Second Articles of Amendment and Restatement that was previously approved by our stockholders on January 20, 2012 (the “Proposed Charter”) in order to:

a.	facilitate the registration process under the “blue sky” laws applicable to public offerings by non-listed REITs by making certain changes requested by state administrators; and

b.	require the approval of each class of common stock for any amendment, alteration or repeal of any provision of our charter that would materially and adversely change the preferences, rights, voting powers or terms of such class.

3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012; and

4.	To transact such other business as may properly come before the meeting and any adjourned session of the meeting.

Only stockholders of record at the close of business on May 29, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. This proxy statement and proxy card are being mailed to you on or about June 5, 2012.

By Order of the Board of Directors of Jones Lang LaSalle Income Property Trust, Inc.

/s/ GORDON G. REPP
Gordon G. Repp
Secretary
June 5, 2012

Your vote is important without regard to the number of shares you own on the Record Date. Although you are invited to attend the meeting and vote your shares in person, if you are unable to attend, you can authorize a proxy to vote your shares easily and quickly by mail or over the internet or by touch-tone telephone. In order to authorize your proxy by mail, please indicate your voting instructions on the enclosed proxy ballot, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to authorize your proxy by touch-tone telephone or over the internet, follow the instructions on the enclosed proxy card.

If, after providing voting instructions, you later decide to change your vote, you may do so by (i) attending the meeting, including any adjournments or postponements thereof, revoking your proxy and voting your shares in person, or (ii) submitting a new proxy authorization by mail, via the internet or by touch-tone telephone. Your subsequent proxy authorization will supersede any proxy authorization you previously made.

i

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

200 EAST RANDOLPH DRIVE

CHICAGO, ILLINOIS 60601

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2012

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

We are providing you with this proxy statement, which contains information about the items to be voted upon at the 2012 annual meeting of stockholders. To make this information easier to understand, we have presented the information below in a question and answer format. The words “we,” “our,” “us” and “our company” refer to Jones Lang LaSalle Income Property Trust, Inc. and its subsidiaries (“Income Property Trust”). The terms “advisor” and “LaSalle” refer to LaSalle Investment Management, Inc., and the terms “sponsor” and “Jones Lang LaSalle” refer to Jones Lang LaSalle Incorporated.

When and where is the meeting?

The 2012 annual meeting of stockholders (the “Annual Meeting”) will be held on Wednesday, July 11, 2012, at 8:30 a.m. Central time at our executive offices, which are located at 200 East Randolph Drive, Chicago, Illinois 60601.

What is this document and why have I received it?

This proxy statement and the enclosed proxy card are being furnished to you, as a stockholder of Income Property Trust, because our board of directors is soliciting your proxy to vote at the meeting. This proxy statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

We intend to mail this proxy statement and accompanying proxy card on or about June 5, 2012 to all stockholders of record entitled to vote at the meeting.

What is to be considered at the meeting?

There are three proposals expected to be presented at the meeting:

1.	the election of five directors to our board of directors for the ensuing year and until their successors are elected and qualify;

2.	the approval of certain revisions to the Form of Second Articles of Amendment and Restatement that was previously approved by our stockholders on January 20, 2012 (the “Proposed Charter”) in order to:

a.	facilitate the registration process under the “blue sky” laws applicable to public offerings by non-listed REITs by making certain changes requested by state administrators; and

b.	require the approval of each class of common stock for any amendment, alteration or repeal of any provision of our charter that would materially and adversely change the preferences, rights, voting powers or terms of such class; and

3.	the ratification of the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2012.

Why are you proposing to make revisions to the Proposed Charter?

In connection with our proposed continuous public offering of up to $3 billion in any combination of Class A and Class M shares, we have received requests from certain state administrators to make certain revisions to the

Proposed Charter. Specifically, state securities division administrators have requested that that we remove language in Section 11.7 of the Proposed Charter that defines a “commercial purpose” to include a tender offer or mini-tender offer and language in Section 11.5 which would allow us to redeem securities held by any person who fails to comply with the provisions set forth in Regulation 14D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed changes to the Proposed Charter are designed to satisfy the requests of these state administrators in order to facilitate the registration process in these respective jurisdictions.

In addition, we have determined that it is in the best interests of our stockholders to provide class-specific voting rights which would require the approval of each class of common stock, voting together as a class, for any amendment, alteration or repeal of any provision of our charter that would materially and adversely change the preferences, rights, voting powers or terms of such class.

The full text of the revised Proposed Charter is included as Annex A to this proxy statement and has been marked to show the changes from the Proposed Charter that was approved by our stockholders on January 20, 2012.

How is this solicitation being made?

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock, $0.01 par value per share. We have hired Boston Financial Data Services (“Boston”)] to assist us in the distribution of our proxy materials (but not for the solicitation of proxy votes). We will pay Boston customary fees, costs and expenses for these services. We do not currently anticipate engaging a professional proxy solicitation firm to assist in the solicitation of proxies.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Where can I get more information about Income Property Trust?

In connection with this solicitation, we have provided you with an annual report that contains our audited financial statements. We also file reports and other documents, including this proxy statement, with the Securities and Exchange Commission (the “SEC”). You can view these documents at the SEC’s website, www.sec.gov.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

What are the voting rights and quorum requirements?

Holders of record of our shares as of the close of business on May 29, 2012 will be entitled to vote at the Annual Meeting. As of the close of business on May 29, 2012, there were 4,154,433 shares outstanding. You are entitled to one vote for each share you held as of the Record Date.

The presence, either in person or by proxy, of at least a majority of the shares entitled to vote at the Annual Meeting on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the chairman of the Annual Meeting may adjourn the Annual Meeting from time to time to a date not more than 120 days from the original Record Date for the Annual Meeting to permit further solicitation of proxies.

What is the voting requirement to approve each of the proposals?

The election of each nominee for director requires the approval of a plurality of all the votes cast at the Annual Meeting in person or by proxy.

Approval of the proposal to make certain revisions to the Proposed Charter requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock.

The ratification of KPMG as our independent registered public accounting firm for the year ended December 31, 2012 requires the affirmative vote of at least a majority of the total number of votes cast at the Annual Meeting in person or by proxy.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in person by attending the Annual Meeting at our offices listed above. If you intend to vote in person at the Annual Meeting, you must bring a valid government-issued photo identification, such as a driver’s license or a passport. Additionally, you may use any of the following three options for authorizing a proxy to vote your shares prior to the Annual Meeting:

1.	via the internet by going to www.eproxy.com/JLL and following the on-screen directions;

2.	by phone by calling the number listed on the proxy card and following the instructions; or

3.	by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Shares represented by properly executed proxies will be voted in accordance with the instructions on those proxies. If no specification is made on a properly executed proxy, it will be voted FOR the election of each of the nominees set forth in Proposal No. 1, FOR approval of the revisions to the Proposed Charter set forth in Proposal No. 2, and FOR the ratification of the appointment of KPMG as our independent registered public accounting firm as set forth in Proposal No. 3.

Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring a valid government-issued photo identification, such as a driver’s license or a passport.

How are votes counted?

For the purpose of determining whether a quorum is present at the Annual Meeting, we will count shares represented in person or by properly executed proxy. We will treat shares which abstain from voting as to a particular matter and broker non-votes (defined below) as shares that are present at the Annual Meeting for purposes of determining whether a quorum exists, but we will not count them as votes cast on such matter. A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner. Accordingly, abstentions and broker non-votes will have no effect in determining whether director nominees have received the requisite number of affirmative votes or with respect to the ratification of the appointment of KPMG.

Since approval of the proposal to make certain revisions to the Proposed Charter requires the affirmative vote of holders of at least a majority of outstanding shares (as opposed to votes cast), a majority must be voted in favor of the revisions to the Proposed Charter. An abstention or a broker non-vote has the effect of voting against this proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as follows:

•	FOR the election of each of the five nominees to our board of directors;

•	FOR the approval of the revisions to the Proposed Charter; and

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ended December 31, 2012.

Can I change my vote after submitting my proxy?

You may revoke a previously submitted proxy at any time prior to the Annual Meeting in any of three ways:

1.	Submitting a written notice of revocation to the Secretary of Income Property Trust, c/o Stockholder Services, 200 East Randolph Drive, Chicago, Illinois 60601, which must be received prior to the Annual Meeting, must be signed and must include your name and account number;

2.	Submitting another proxy with a later date if received prior to the Annual Meeting; or

3.	Attending the Annual Meeting and voting in person.

If we receive your proxy authorization by telephone or over the internet, we will use procedures reasonably designed to authenticate your identity, to allow you to authorize the voting of your shares in accordance with your instructions, and to confirm that your instructions have been properly recorded. Proxies authorized by telephone or via the internet may be revoked at any time before they are voted in the same manner that proxies authorized by mail may be revoked.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the SEC within four business days after the date of the Annual Meeting.

How can I get additional copies of this proxy statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this proxy statement and all other relevant documents filed by us with the SEC free of charge from the SEC’s website at www.sec.gov, from our website at www.lasalle.com/JLLIPT, or by calling our Stockholder Services team at 855-652-0277.

In addition, we file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. You may also read and copy any reports, statements or other information we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in our proxy materials for our 2013 annual meeting pursuant to Rule 14a-8 under the Exchange Act, your proposal, including a proposal for a director nominee, must be submitted in writing by February 5, 2013 to our Secretary at 200 East Randolph Drive, Chicago, Illinois 60601. Failure to deliver a proposal by this date may result in it not being deemed timely received.

If you wish to submit a proposal that is not to be included in our proxy materials for our 2013 annual meeting, for your proposal to be timely in accordance with Exchange Act Rules 14a-5(e)(2) and 14a-4(c)(1), you must submit your proposal or nomination to our Secretary at the address in the preceding paragraph by April 21, 2013.

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

Statements included or incorporated by reference in this proxy statement that are not historical facts (including any statements concerning investment objectives, other plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto) are forward-looking statements. These statements are only predictions. We caution that forward-looking statements are not guarantees. Actual events or our investments and results of operations could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements are typically identified by the use of terms such as “may,” “will,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology.

The forward-looking statements included or incorporated by reference herein are based upon our current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to:

•	our ability to effectively deploy the proceeds raised in our public offering;

•	changes in economic conditions generally and the real estate and capital markets specifically;

•	business opportunities that may be presented to and pursued by us;

•	supply and demand for properties in our current and any proposed market areas;

•	tenant and mortgage loan delinquencies, defaults and tenant bankruptcies;

•	availability and creditworthiness of prospective tenants;

•	legislative or regulatory changes (including changes to the laws governing the taxation of REITs);

•	interest rates; and

•	changes to U.S. generally accepted accounting principles.

Any of the assumptions underlying forward-looking statements could be inaccurate. You are cautioned not to place undue reliance on any forward-looking statements included or incorporated by reference in this proxy statement. All forward-looking statements are made as of the date of this proxy statement and the risk that actual results will differ materially from the expectations expressed in this proxy statement will increase with the passage of time. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements after the date of this proxy statement, whether as a result of new information, future events, changed circumstances or any other reason. In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference in this proxy statement, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this proxy statement will be achieved.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Background

At the Annual Meeting, five directors are to be elected for the ensuing year and until their successors are elected and qualify. Each of the nominees for director currently is a director of Income Property Trust and has consented to be named in this proxy statement and to continue to serve as our director if elected. Pursuant to our bylaws, we can have no more than 15 and no fewer than five directors, a majority of whom must be independent of LaSalle, as our advisor and manager. Pursuant to our bylaws, at least two of our directors (“Affiliated Directors”) must be an officer, director or employee of LaSalle. In addition, for as long as it serves as our manager, LaSalle has the non-exclusive authority to designate for nomination a slate of directors that will include the Affiliated Directors. If elected, each director will hold office until the date of the 2013 Annual Meeting of Stockholders and until his or her successor is elected and qualifies, subject to death, resignation, retirement, disqualification or removal from office.

Our board of directors has nominated (i) Thomas F. McDevitt, Virginia G. Breen and Jonathan B. Bulkeley as the independent directors and (ii) Lynn C. Thurber and Peter H. Schaff as the Affiliated Directors. Each of the nominees, except Ms. Thurber, has served on our board of directors since December 2004. Ms. Thurber has served on our board of directors since November 2011.

Information About Director Nominees

The following table provides information about the nominees to our board of directors:

Name	Age	Position
Lynn C. Thurber	65	Director, Chairman of the Board
Jonathan B. Bulkeley	51	Lead Independent Director
Thomas F. McDevitt	55	Independent Director
Virginia G. Breen	47	Independent Director
Peter H. Schaff	54	Director

The principal occupations and certain other information about the nominees are set forth below.

Lynn C. Thurber has served as our Chairman of the Board since November 2011. Ms. Thurber has served as the non-Executive Chairman of LaSalle since December 2006. Ms. Thurber served as the Chief Executive Officer of LaSalle from 2000 to December 2006 and Co-President from 1994 to 2000. She also served as Chief Executive Officer of Alex Brown Kleinwort Benson Realty Advisors (“ABKB”) until the company merged with LaSalle Partners in 1994. Prior to joining ABKB in 1992, Ms. Thurber was a Principal at Morgan Stanley & Co. Ms. Thurber is also member of the board of directors of Duke Realty Corporation, a publicly traded REIT listed on the New York Stock Exchange, a member of the board of directors of Investa Property Group, an Australian based real estate owner, developer and fund manager, and a member of the Real Estate Information Standards Board in the United States. She is also a trustee and member of the Board of the Urban Land Institute, a member of the Board of Greenprint Foundation and formerly chaired the Pension Real Estate Association. Ms. Thurber also previously served as a director of Jones Lang LaSalle and is a former member of the board of directors and Executive Committee of the Association of Foreign Investors in Real Estate and the board of directors of the Toigo Foundation. Ms. Thurber holds an M.B.A. from Harvard Business School and an A.B. from Wellesley College.

Jonathan B. Bulkeley has served as one of our directors since 2004 and our Lead Independent Director since April 2012. Mr. Bulkeley has been the Chief Executive Officer of Scanbuy, a wireless software company, since February 2006. Mr. Bulkeley founded Blue Square Capital Management, LLC in March 2009 and has served as its Chief Investment Officer since its inception. Prior to Scanbuy, Mr. Bulkeley was an owner of Achilles Partners, an advisory firm, from 2002 to 2006. Mr. Bulkeley served as Chairman and Chief Executive Officer of Lifeminders, an online direct marketing company, from February 2001 until Lifeminders was sold in October 2001. Mr. Bulkeley was the Chief Executive Officer of barnesandnoble.com from 1998 to 2000. From 1993 to 1998, Mr. Bulkeley worked for America Online, where he served as managing director of the company’s joint venture with Bertelsmann Online in the United Kingdom and as Vice President of Business Development and General Manager of Media.

Before joining America Online, Mr. Bulkeley spent eight years at Time Inc. in a variety of roles, including Director of Marketing and Development for Money magazine. Mr. Bulkeley also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC from its inception in 2003 until its dissolution in June 2010, Excelsior Absolute Return Fund of Funds, LLC (from its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003), each of which is (or was) registered under the Investment Company Act. In addition, Mr. Bulkeley serves on the advisory boards of three private equity funds: The Jordan Edminston Venture Fund in New York, Elderstreet Capital Partners in London and Jerusalem Global Venture Partners in Israel. Mr. Bulkeley has served previously as non-executive Chairman of QXL Ricardo plc, its non-executive Vice Chairman of Edgar Online, Chairman of Logikeep, Chairman of the Yale Alumni magazine and as a director of Global Commerce Zone, The Readers Digest Association, Instant Dx, Cross Media Marketing Corp and the Hotchkiss School. Mr. Bulkeley has served on the board of directors DEX One Corporation, a public reporting company and successor to R.H. Donnelly Corporation, since January 2010, and has served on the board of directors of Spark Networks, Inc., a public reporting company, since September 2006. Mr. Bulkeley holds a B.A. in African Studies from Yale University.

Thomas F. McDevitt has served as one of our directors since December 2004 and our Chairman of the Board from 2004 to November 2011. Mr. McDevitt is the Managing Partner of Edgewood Capital Partners, an investment firm that makes and manages investments in the real estate and mortgage arenas. Prior to founding Edgewood Capital Partners in 2002, Mr. McDevitt was a Managing Director in charge of the Large Loan ($30 million to $100 million) Commercial Mortgage Backed Securitization Group at Societe Generale. He was also a founder and Managing Partner of Meenan, McDevitt & Co., a broker-dealer and investment banking firm, from 1991 until it was sold to Societe Generale in 1998. From 1988 to 1991, Mr. McDevitt managed the commercial mortgage syndication desk at Citibank, and from 1984 to 1987, he was responsible for commercial mortgage sales in the Mid-Atlantic region of the United States at Citibank. Mr. McDevitt also serves (or served) as a director of: Excelsior Absolute Return Fund of Funds Master Fund, LLC (from its inception in 2003 until its dissolution in June 2010), Excelsior Absolute Return Fund of Funds, LLC (from its inception in 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003), each of which is (or was) registered under the Investment Company Act. He was also a director of Quadra Realty Trust, Inc. from 2007 to March 2008, which, prior to being acquired in March 2008, was a publicly traded REIT listed on the New York Stock Exchange (the “NYSE”). Mr. McDevitt holds an M.B.A. from the Amos Tuck School of Business at Dartmouth College and an A.B. from Harvard College.

Virginia G. Breen has served as one of our directors since 2004. Ms. Breen is a partner of Chelsea Partners since 2011. She was a partner and co-founder of Blue Rock Capital, a private equity fund focused on investing in early-stage information technology and service businesses from 1995 to September 2011. She was a partner of the Sienna Limited Partnership IV, L.P., which focuses on investing in early and expansion-stage private companies in consumer products, information technology and business service from 2003 to December 2011. Previously, Ms. Breen was a Vice President with the Sprout Group, the venture capital affiliate of Donaldson, Lufkin & Jenrette (now Credit Suisse), where she worked from 1988 to 1995. Ms. Breen was an Investment Analyst with Donaldson, Lufkin & Jenrette’s Investment Banking Group, prior to which she worked as a Systems Analyst and Product Marketing Engineer for Hewlett-Packard. Ms. Breen also serves (or served) as a director of Excelsior Absolute Return Fund of Funds Master Fund, LLC (since its inception in 2003 until its dissolution in June 2010), Excelsior Absolute Return Fund of Funds, LLC (since its inception in June 2003 until its dissolution in June 2010), UST Global Private Markets Fund, LLC (since its inception in July 2008) and Excelsior Buyout Investors, LLC (since its inception in May 2003). Ms. Breen also serves on the board of managers of: O’Connor Fund of Funds: Long/Short Credit Strategies LLC (formerly, UBS Credit Recovery Fund, L.L.C.) (since June 2008), UBS Equity Opportunity Fund, L.L.C.) (since May 2008), O’Connor Fund of Funds: Equity Opportunity LLC (formerly, UBS Equity Opportunity Fund II, L.L.C.) (since May 2008), O’Connor Fund of Funds: Event LLC (formerly, UBS Event Fund, L.L.C.) (since May 2008), O’Connor Fund of Funds: Long/Short Equity Strategies LLC (formerly, UBS M2 Fund, L.L.C.) (since August 2008), UBS Multi-Strat Fund, L.L.C. (since May 2008), O’Connor Fund of Funds: Technology LLC (formerly, UBS Technology Partners, L.L.C.) (since May 2008), UBS Eucalyptus Fund, L.L.C. (since May 2008), UBS Juniper Crossover Fund, L.L.C. (since June 2008), UBS Tamarack International Fund, L.L.C. (since May 2008) and UBS Willow Fund, L.L.C. (since May 2008), each of which is (or was) registered under the Investment Company Act. Since 2001, Ms. Breen also has served as a director of ModusLink Global Solutions, Inc., a public company listed on the Nasdaq Global Select Market. Ms. Breen holds an M.B.A. from Columbia University and an A.B. from Harvard College.

Peter H. Schaff has served as one of our directors since 2004. Mr. Schaff has served as an International Director and the Regional Chief Executive Officer of LaSalle’s North American Private Equity business since 2005. He serves on LaSalle’s North American Private Equity Investment and Allocation Committees and also on its Global Management Committee. Since joining LaSalle in 1984, Mr. Schaff has had extensive experience in all aspects of institutional real estate investment management, including acquisitions, joint ventures, financings, redevelopments, and dispositions. Prior to joining our advisor, Mr. Schaff was a Banking Officer of Continental Illinois National Bank. Mr. Schaff is a member of the Urban Land Institute and PREA. Mr. Schaff serves as a director of various private REITs sponsored by our advisor. Mr. Schaff holds an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Stanford University.

At the Annual Meeting, we will vote each valid proxy returned to us for the five nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than five nominees for director. While our board does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our board may designate.

Director Qualifications, Experience, Attributes and Skills

Our board of directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our board has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our board of directors, the board considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the board of directors, may or may not impact the board’s view as to the candidate. In evaluating director candidates, our board considers all factors that it deems relevant.

In conducting its annual self-assessment and nominating the director nominees, our board of directors determined that each director nominee has the qualifications, experience, attributes and skills appropriate to continue their service as a director of our company in view of our business and structure. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our board and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging their oversight responsibilities as directors.

Each director was nominated to our board of directors on the basis of the unique skills he or she brings to our board, as well as how such skills collectively enhance our board. On an individual basis:

•

Lynn C. Thurber has significant experience in global institutional real estate investment management, including executive management of a global investment advisor, sourcing and negotiating property acquisitions, forming joint ventures with real estate operating companies, negotiating debt financings, undertaking property redevelopments and executing property dispositions. Ms. Thurber also has substantial board experience, including as a director of a publicly traded REIT and other real estate companies.

•

Thomas F. McDevitt has substantial real estate and mortgage investment experience, including his experience with commercial mortgage-backed securitizations, commercial mortgage syndications and investment banking. He also has substantial board experience, including as a director of a publicly traded REIT.

•	Virginia G. Breen has substantial private equity experience as well as substantial board experience, including board experience with alternative investment funds and a public company.

•

Jonathan B. Bulkeley has executive experience with a number of entities, including public companies and hedge funds, as well as substantial board experience, including board experience with private equity funds and a public company.

•

Peter H. Schaff has significant experience in institutional real estate investment management, including sourcing and negotiating property acquisitions, forming joint ventures with real estate operating companies, negotiating debt financings, undertaking property redevelopments, executing property dispositions and serving on boards of public and private REITs.

The information above is not exclusive. When considering a director nominee, our board of directors considers many intangible elements, such as intelligence, integrity, work ethic and the ability to work with other directors, communicate effectively, exercise judgment, ask incisive questions and commitment to stockholder interests.

Our board of directors unanimously recommends a vote “FOR” all of the nominees listed above for nomination as directors.

EXECUTIVE OFFICERS

The following table provides information about our executive officers:

Name	Age	Position
C. Allan Swaringen	52	Chief Executive Officer and President
Gregory A. Falk	42	Chief Financial Officer and Treasurer
Gordon G. Repp	52	General Counsel and Secretary

C. Allan Swaringen has served as our Chief Executive Officer and President since November 2011 and as Managing Director of LaSalle since 1998. As our Chief Executive Officer, Mr. Swaringen leads the investment team and is responsible for all of our investing, asset management and finance functions, along with overseeing our strategic direction. Mr. Swaringen served as the Fund Manager for the company since the inception in 2004. Mr. Swaringen also serves as President and Portfolio Manager for LaSalle’s global fund of funds program which currently has invested in more than 30 separate funds and programs around the world. Since joining LaSalle, his responsibilities have included marketing, client services, and structuring, negotiating and closing numerous real estate investment funds. Prior to joining LaSalle, Mr. Swaringen was a partner with Crown Golf Properties, L.P., an investment subsidiary of Henry Crown and Company. Prior to Crown Golf, he was a Vice President with Cohen Financial, a loan officer with Enterprise Savings Bank, and began his career in real estate more than 25 years ago with Trammell Crow Company. Mr. Swaringen holds an M.B.A. from the University of Chicago Graduate School of Business and a B.S. from the University of Illinois.

Gregory A. Falk has served as our Chief Financial Officer and Treasurer since November 2011 and as Senior Vice President of LaSalle since 2004. Prior to joining LaSalle, Mr. Falk was an Audit Manager with Deloitte & Touche LLP for six years and a Senior Staff Accountant with First of America Bank for five years. Mr. Falk has worked on numerous real estate engagements, both public and private, since 1999. Mr. Falk holds a B.S. in Finance and a B.S. in Economics from Northern Illinois University and a M.S. in Accountancy Science from Northern Illinois University. He is also a Certified Public Accountant.

Gordon G. Repp has served as our General Counsel and Secretary since November 2011. Mr. Repp has served as Global Deputy General Counsel for Jones Lang LaSalle since 2003 and Assistant Secretary for Jones Lang LaSalle since 2001. He also served as Assistant Global General Counsel of Jones Lang LaSalle from 2001 to 2003. Mr. Repp has also served as General Counsel and Secretary for LaSalle since 2003. Prior to joining Jones Lang LaSalle, Mr. Repp held various positions with Outboard Marine Corporation, a publicly traded, NYSE listed global manufacturer and distributor of marine and marine related products, including Assistant General Counsel and Assistant Secretary. Mr. Repp holds a J.D. from Northern Illinois University College of Law and a B.S. from Western Illinois University.

CORPORATE GOVERNANCE

Role of the Board

Our board of directors oversees our management and operations, while our advisor is responsible for our day-to-day management and operations. Our board’s oversight role does not make its directors guarantors of our investments or activities.

Our board has appointed various individuals of our advisor as officers of our company with the collective responsibility to monitor and report to our board of directors on our operations. In conducting its oversight, our board of directors receives regular reports from these officers and from other senior officers of our advisor regarding our operations. Some of these reports are provided as part of formal “board meetings,” which are typically held quarterly, in person, and involve the board’s review of our recent operations. From time to time, one or more of our directors may also meet with management in less formal settings, between scheduled board meetings, to discuss various topics.

Board Leadership Structure

Our board of directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Although our board of directors does not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer, our board of directors currently operates under a leadership structure with separate roles for our Chairman of the Board and our Chief Executive Officer. Ms. Thurber, as our Chairman of the Board, is responsible for reviewing the agenda for the meetings of the board of directors and the annual meetings of stockholders, and Mr. Swaringen, as our Chief Executive Officer, is responsible for the general management of our business, financial affairs and day-to-day operations.

In addition, our board has determined that since the Chairman of the Board is not an independent director, then there should be a lead independent director appointed by a majority of our independent directors. Effective in April 2012, our independent directors appointed Jonathan B. Bulkeley to serve as our lead independent director. Key responsibilities of our lead independent director include, among others, presiding at executive sessions of independent directors, facilitating communications between the independent directors and the chairman and Chief Executive Officer, and calling meetings of the independent directors, as necessary.

Our board of directors reviews its structure annually. Our board of directors believes that its structure, in which representatives of our advisor are represented on the board of directors, is appropriate in light of the significant services that our advisor provides to us. In addition, our board of directors believes that requiring a majority of the board of directors to be comprised of independent directors as well as the structure, function and composition of the Audit Committee and the requirement that related party transactions be presented to the full board of directors or reviewed by the Audit Committee, are an appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from our relationship with our advisor.

Board Oversight of Risk Management

As part of its oversight function, the board of directors receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risks and operational risk), board oversight of different types of risks is handled in different ways. For example, the full board of directors receives and reviews reports from senior personnel of our advisor (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance, and investment risk, and how they are being managed. The Audit Committee supports the board’s oversight of risk management in a variety of ways, including (i) participation in and receipt and review of reports regarding our disclosure controls and procedures prior to the issuance of our quarterly financial reports, (ii) meetings with our Chief Financial Officer and our independent public accountants to discuss, among other things, the internal control structure of our financial reporting function and compliance with certain requirements of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”), and (iii) reporting to the board of directors as to these and other matters.

Director Independence

Our board of directors has affirmatively determined that Ms. Breen, Mr. Bulkeley and Mr. McDevitt are “independent directors” within the meaning of the NYSE listing standards.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2011, our board of directors met six times, and each director attended at least 75% of the board meetings and applicable committee meetings held during the period for which he or she was a director.

We do not have a formal policy requiring directors to attend annual meetings of stockholders, although we do encourage their attendance. One director was present at our 2011 annual meeting of stockholders.

Committees

Our board of directors has one permanent committee, the Audit Committee. The Audit Committee’s primary function is to assist our board of directors in fulfilling its responsibility to oversee the quality and integrity of our financial reporting and the audits of our financial statements. The Audit Committee is comprised of all of our independent directors, and its duties include the appointment, retention and oversight of our independent registered public accounting firm. Ms. Breen, Mr. Bulkeley and Mr. McDevitt, each of whom meets the qualifications for audit committee independence under the rules of the NYSE, have been appointed to serve as members of the Audit Committee. Mr. Bulkeley serves as the Chairperson of the Audit Committee, and our board of directors has determined that Ms. Breen and Mr. Bulkeley each qualify as an “audit committee financial expert” as that term is defined by SEC rules. The Audit Committee must have at least three members and be comprised solely of members of our board of directors that meet the independence criteria of the NYSE for audit committee members. These requirements are more stringent than the general criteria for independent directors under the rules of the NYSE. The Audit Committee held seven meetings during the year ended December 31, 2011.

On November 14, 2011, our board of directors adopted an amendment and restatement to the Audit Committee Charter. The amended and restated Audit Committee charter, which details the functions of the Audit Committee, is available on our website, www.lasalle.com/JLLIPT.

We do not have a compensation committee because we do not compensate our executive officers or Affiliated Directors. Recommendations with respect to compensation of our independent directors are made by our board of directors.

Our board of directors believes that each director should be nominated by our full board, which must be comprised of a majority of independent directors, rather than a committee thereof. As a result, we do not have a nominating committee.

Director Orientation and Continuing Education

We provide each director who joins our board with an initial orientation about our company, including our business operations, strategy, policies and governance. We also provide all of our directors with resources and ongoing education opportunities to assist them in staying current about developments in corporate governance and critical issues relating to the operation of boards of public companies and their committees.

Annual Board Self-Assessment

Our board of directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it and the Audit Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

Code of Ethics

Our board of directors has adopted a Code of Ethics that applies to each of our directors, our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. Our Code of Ethics is available on our website, www.lasalle.com/JLLIPT. Stockholders may also request a copy of the Code of Ethics, which will be provided without charge, by writing to Jones Lang LaSalle Income Property Trust, Inc. at 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Secretary. If, in the future, we amend, modify or waive a provision in the Code of Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purpose is to assist in fulfilling our board of directors’ responsibility to oversee the quality and integrity of the financial reporting and internal controls of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) and the audits of its financial statements by its independent registered public accounting firm. The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s board of directors, a copy of which is available on the Company’s website. We intend for the composition of the Audit Committee, and the attributes of its members and its responsibilities, as reflected in the Audit Committee Charter, to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

In accordance with the Audit Committee Charter, the Audit Committee, subject to any action of the Company’s board of directors, has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and to the Company’s auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

As part of its ongoing activities, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2011 with management;

•

discussed with Pricewaterhouse Coopers LLP (“PwC”) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3600T; and

•	received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 and has discussed with PwC its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Jonathan B. Bulkeley (Chairman)

Virginia G. Breen

Thomas F. McDevitt

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION

Executive Compensation

We do not compensate our executive officers and have no employees as all of our day-to-day operations are managed by LaSalle, as our advisor and manager. Furthermore, we do not have any stock based compensation plans. See “Transactions with Related Persons and Certain Control Persons” below for descriptions of the management agreement by and between us and LaSalle (the “Management Agreement”) and the investment advisory agreement by and between us and LaSalle (the “Advisory Agreement”).

Director Compensation

The following director compensation table sets forth the compensation paid to our independent directors in fiscal year 2011 for services to us. Affiliated Directors are not compensated by us for their service on our board of directors. All compensation was paid in cash.

Name	Fees Earned or Paid in Cash
Virginia G. Breen	$53,500
Jonathan B. Bulkeley	$54,500
Thomas F. McDevitt (Chairman for part of 2011)	$56,000

The independent directors other than the Chairman receive $2,000 and the Chairman, if independent, receives $2,500 for each quarterly board meeting attended in person. Each independent director receives $1,000 for each quarterly meeting attended by telephone. Each independent director also receives $1,000 for each special meeting attended.

For the year ended December 31, 2011, Ms. Breen received an annual retainer of $40,000 and Mr. Bulkeley, as Chairman of the Audit Committee, and Mr. McDevitt, as Chairman of our board of directors, each received an annual retainer of $41,000 for their services.

All directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of our board of directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors.

Each Audit Committee member receives $750 for each quarterly or special Audit Committee meeting attended. In addition, the Chairperson of the Audit Committee receives an annual retainer of $1,000 for his services.

Our board of directors is responsible for determining the form and amount of compensation that is paid to our independent directors. In addition, our executive officers may make recommendations regarding the compensation level for the independent directors and provide comparison data. Our board of directors periodically assesses the level of independent director compensation, taking into account the responsibilities and duties of the independent directors and the time required to perform those duties. In determining the level of independent director compensation, our board of directors attempts to be consistent with market practices, but does not set compensation at a level that would call into question the independent directors’ objectivity.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our shares and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and comfirmations that no other reports were required, all Section 16(a) filing requirements were complied with during our fiscal year ended December 31, 2011, except that one Form 3 report for each of Messrs. Swaringen, Falk and Repp were not timely filed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our executive officers are compensated by LaSalle and not by us. In 2011, our entire board of directors determined the compensation of our independent directors. As noted above, we have no employees. During the fiscal year ended December 31, 2011, none of our executive officers served as:

•

a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; or

•	a director of another entity, one of whose executive officers served on our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of shares of our common stock as of May 29, 2012 by:

•	each of our directors;

•	each of our current executive officers and each person who served as our principal executive officer or principal financial officer at any time during 2011; and

•	all of our current directors and executive officers as a group.

To our knowledge, there is no person, or group of affiliated persons, that beneficially owns more than five percent of our common stock. Information with respect to beneficial ownership has been furnished by each director and officer.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. The address for each of the persons listed in the table below is c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Stock
Directors and Executive Officers:
Lynn C. Thurber	0	0%
Thomas F. McDevitt	0	0
Virginia G. Breen	0	0
Jonathan B. Bulkeley	0	0
Peter H. Schaff	0	0
James D. Bowden	0	0
Steven L. Suss	0	0
C. Allan Swaringen	435	<1
Gregory A. Falk	0	0
Gordon G. Repp	0	0
All current executive officers and directors as a group (8 persons)	435	<1

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

We are externally advised and managed by LaSalle, our advisor and manager, which is responsible for the management, acquisition, disposal, leasing, maintenance and insurance for all our real estate investments. LaSalle’s executive offices are located at 200 East Randolph Drive, Chicago, Illinois 60601. LaSalle’s telephone number is (312) 782-5800. Mr. Schaff, one of our directors, Mr. Swaringen, our Chief Executive Officer, Mr. Falk, our Chief Financial Officer, and Mr. Repp, our General Counsel and Secretary, are all employees of LaSalle, and Ms. Thurber, our Chairman of the Board, is the non-executive Chairman of LaSalle. We have and will continue to have certain relationships with LaSalle and its affiliates. However, there have been no direct financial transactions since January 1, 2011 between us and our directors and officers or the directors and officers of LaSalle.

Management Agreement

We are managed by LaSalle pursuant to the Management Agreement. Prior to November 14, 2011, we were managed by Bank of America Capital Advisors LLC (the “Former Manager”), a registered investment adviser with the SEC, that had responsibility for our management and administration pursuant to the Management Agreement. On November 14, 2011, the former manager assigned its right, duties and obligations as our manager under the Management Agreement to LaSalle, and the former manager no longer has responsibilities for the management of our company. Each of our former executive officers, including Messrs. Bowden and Suss, are employed by the Former Manager or its affiliates, and each of our current executive officers, including Messrs. Swaringen, Falk and Repp, are employed by LaSalle.

LaSalle provides us with certain management, administrative and other services, including, without limitation:

•

monitoring our compliance with regulatory requirements (including, without limitation, applicable REIT and ERISA requirements) other than those requirements with respect to which compliance responsibility has been delegated to the advisor pursuant to the terms of the Advisory Agreement, and with our investment guidelines;

•	reviewing any working capital credit facility arranged by the advisor and making recommendations to our board of directors with respect thereto;

•	reviewing and arranging for payment of our expenses;

•	supervising the entities which are retained by us to provide administration, custody and other services to it (other than the advisor);

•

reviewing any services arrangements with Affiliates (as defined in the Management Agreement) of LaSalle and other potential conflict of interest transactions and taking such action with respect thereto as provided under the Advisory Agreement and consistent with our best interests;

•	assisting in the preparation, review and filing of regulatory filings with the SEC and state securities regulators and other federal and state regulatory authorities;

•	implementing and maintaining a process regarding investor qualification;

•	monitoring relations and communications between investors and us;

•	handling investor inquiries regarding us and providing investors with information concerning their investments in us and capital account balances;

•	providing the services of persons employed by LaSalle or its Affiliates who may be appointed as officers by our board of directors;

•

assisting us in routine regulatory examinations, and working closely with any counsel retained to represent us or members of our board of directors in connection with any litigation, investigations or regulatory matters;

•	overseeing of the financial statement preparation process and calculation of share value; and

•	reviewing of the financial position and results of operations.

Management Fee

LaSalle receives a fee in consideration for the management services it provides to us. On March 12, 2010, our board of directors approved a reduction in the Manager Fixed Portion (as defined in the Management Agreement) paid to the manager from 0.75% of our net asset value (“NAV”), to 0.10% of NAV, which resulted in a reduction of the total annual fixed fee paid by us to LaSalle, pursuant to the Management Agreement, from 1.5% of NAV to 0.85% of NAV. In addition, LaSalle has forgone its participation in the Manager Variable Portion (as defined in the Management Agreement), and the aggregate annual variable fee will be reduced by that amount. The fee reductions were retroactive to January 1, 2010 and are for an indefinite period. LaSalle, with the prior approval of the Board, may discontinue either waiver at any time. Otherwise, the Management Agreement continues in effect in all material respects.

The Variable Fee Base Amount expressed as a percentage of our NAV at the end of each calendar quarter (the “Manager Applicable Percentage”) is set forth in the table below.

NAV	Manager Applicable Percentage
Less than $100 million	0.00%
$100 million or more and less than $250 million	0.19%
$250 million or more and less than $400 million	0.37%
$400 million or more and less than $550 million	0.75%
$550 million or more and less than $700 million	1.12%
$700 million or more and less than $850 million	1.50%
$850 million or more	1.87%

The Variable Fee Base Amount is meant to reflect our ability to generate cash from normal operations for purposes of calculating certain management and advisory fees, and it is not intended to be an actual measure of cash available for distributions. It is calculated beginning with our net income from assets under management of the advisor for the fiscal period (the “Managed Assets”) as calculated under accounting principles generally accepted in the United States (“GAAP”), consistently applied (which includes deduction of the fixed portions of the management and advisory fees), and adjusted for the following factors (without duplication):

•	add back depreciation of assets;

•	add back amortization of intangibles;

•	add back depreciation of tenant improvements and tenant allowances;

•	add back amortization of deferred leasing costs and deferred financing costs;

•

subtract capitalized expenditures related to the normal and recurring operations and maintenance of the real estate investments (e.g., building improvements, leasehold improvements, property leasing expenditures and land improvements);

•	subtract gains and add back losses from sales of real estate investments;

•	add back the variable portion of LaSalle’s asset management fee and the variable portion of the LaSalle’s management fee;

•	subtract gains and add back expenses for changes in accounting methodology;

•	subtract income caused by straight-lining of rental income and add back expense from the straight-lining of interest expense (including straight-lining of lease termination payments);

•	subtract gains and add back losses of hedging through derivatives;

•	add back the effects of impairment (pursuant to FAS 144);

•	subtract gains and add back losses from extraordinary items;

•	adjust our income from unconsolidated joint ventures and discontinued operations, and expenses from minority interests, in the same manner described above; and

•

add back/subtract other adjustments to/from GAAP net income that more appropriately “follow the cash” generated by the investments (examples include preferred returns, guaranteed returns, rebates of real estate tax expense, etc.) plus any deductions from the cash generated by the investments for non-operating items (for example, our proportionate share of principal payments on debt).

Other modifications to net income may be made by LaSalle to cause the Variable Fee Base Amount to better reflect normal cash flow from operation of Managed Assets, as defined in the Management Agreement, on a consistent basis. If the method of calculation of our net income is altered under GAAP, appropriate modifications shall be made to this definition to make such changes immaterial to the calculation of Variable Fee Base Amount. Repayments or payoffs of debt principal are not deducted from the Variable Fee Base Amount.

The Manager Fixed Portion shall be paid quarterly in arrears on the fifth business day after the end of the quarter for which the services are rendered. The Manager Variable Portion shall be paid within ten days after calculation of the Variable Fee Base Amount for the applicable quarter.

Expiration and Termination of the Management Agreement

The term of the Management Agreement will expire on December 24, 2014. The independent directors may terminate LaSalle at any time for “cause” in the event of LaSalle’s:

•	bankruptcy;

•	negligence which materially and adversely affects us;

•	willful misconduct or fraud in connection with LaSalle’s duties under the Management Agreement;

•	uncured breach of the Management Agreement; or

•

conviction of, or guilty plea to, a felony related to the investment business, which, in the determination of our board of directors, has had a material adverse effect on the reputation of LaSalle in the market for real estate investment funds or certain regulatory sanctions involving our investment advisory business.

Fees and Expenses Paid to the Former Manager and the Manager

The following table sets forth the fees paid to the Former Manager and LaSalle, as our current manager, pursuant to the Management Agreement for the year ended December 31, 2011.

Year ended December 31, 2011

Former Manager:
Fixed management fee	$182,201
Variable management fee	$—

LaSalle:
Fixed management fee	$28,354
Variable management fee	$—

Other Transactions with Affiliates of the Former Manager

The Former Manager is a wholly-owned, indirect subsidiary of Bank of America Corporation (“BAC”). We have mortgage notes payable serviced by BAC collateralized by Monument IV at Worldgate and Station Nine Apartments.

Advisory Agreement

On December 23, 2004, we entered into the Advisory Agreement with a predecessor to the Former Manager and LaSalle, with LaSalle as the advisor. On November 14, 2011, our board of directors approved a transfer of our Former Manager’s rights and obligations under the Advisory Agreement to LaSalle. As a result, LaSalle acts as our primary investment advisor. Our advisor has broad discretion with respect to our real estate investments over which it has management authority, including, without limitation, all acquisition, disposition and financing decisions. Currently, our advisor has management authority over all of our real estate investments. Our advisor regularly reports to our board of directors regarding our investment activities and performance. The board of directors periodically reviews our overall portfolio and performance, but does not have authority or discretion with regard to particular investment decisions.

Asset Management Fee

We pay our advisor an annual asset management fee as follows:

•

an amount equal to 0.75% of the NAV attributable to the Managed Assets (i.e., our NAV determined without regard to the value of any investment managed by an advisor other than LaSalle or any debt or other liability attributable thereto) as of the beginning of each calendar quarter to which such fee relates, plus any additional amount attributable to the receipt of funds into our operating account during the quarter from the sale of shares, calculated on a weighted average basis taking into account the timing of the receipt of such funds during such quarter (the “Advisor Fixed Portion”); and

•	an amount equal to the Advisor Applicable Percentage (as defined below) of the Variable Fee Base Amount, as of the end of each quarter (the “Advisor Variable Portion”).

NAV	Advisor Applicable Percentage (1)
Less than $100 million	7.50%
$100 million or more and less than $250 million	7.31%
$250 million or more and less than $400 million	7.13%
$400 million or more and less than $550 million	6.75%
$550 million or more and less than $700 million	6.38%
$700 million or more and less than $850 million	6.00%
$850 million or more	5.63%

(1)	The “Advisor Applicable Percentage” means, as of the end of each calendar quarter, the percentage of the Variable Fee Base Amount as of the end of such quarter.

The Advisor Fixed Portion must be paid quarterly in arrears on the fifth business day after the end of the quarter for which the services are rendered. The Advisor Variable Portion must be paid within ten days after calculation of the Variable Fee Base Amount for the applicable quarter.

Acquisition Fee

We pay LaSalle an acquisition fee equal to 0.50% of the acquisition cost of each real estate investment we acquire. The acquisition cost of a real estate investment includes the acquisition price stated in the acquisition agreement (inclusive of all potential earnouts) together with loan fees attributable to such acquisition, but excludes adjustments for prorations. With respect to real estate investments that are acquired with the intent to perform development or redevelopment as part of the acquisition strategy, acquisition cost includes all costs (including interest and loan fees) related to the real estate investment that are budgeted in connection with the development or redevelopment of the real estate investment, including without limitation, the total amount of hard and soft costs related to construction, development or renovation of buildings (including all construction period taxes, assessments and insurance), costs of fixtures and equipment (including rental equipment) used to construct or operate the property, costs of the installation of permanent improvements in or on the property’s buildings or land (including tenant improvement costs, site work, paving and landscaping), estimated fees and earnouts to developers, fees and cost reimbursements of architects, contractors, engineers, environmental and other consultants, amounts payable to government authorities, third-party marketing expenses (including leasing commissions and finders fees), and costs of bonds or letters of credit. Acquisition costs exclude due diligence expenses and legal fees incurred in connection with the acquisition or financing of the real estate investment. The acquisition fee must be paid upon the closing of the acquisition of each real estate investment.

Expiration and Termination of the Advisory Agreement

The Advisory Agreement’s term will expire on December 23, 2014, subject to termination as set forth below or resignation by the advisor upon 180 days written notice to our board of directors. Following the first renewal term, the Advisory Agreement will be automatically renewed for succeeding five year terms unless our independent directors elect not to renew the Advisory Agreement.

LaSalle may terminate the Advisory Agreement in the event that we: (i) default in any of our material obligations under the Advisory Agreement, which default is not cured within 30 days after written notice from LaSalle, or (ii) become a party to bankruptcy or insolvency proceedings which, if involuntary, are not dismissed within ninety (90) days.

Fees and Reimbursements Paid to Our Advisor

The following table sets forth the fees paid, and the amount of expenses reimbursed, to our advisor pursuant to the Advisory Agreement for the year ended December 31, 2011.

Year ended December 31, 2011

Fixed advisor fee	$1,579,170
Variable advisor fee	1,016,598
Acquisition fees	—
Reimbursement for out-of-pocket acquisition expenses	—

Property Management, Leasing and Loan Placement Fees

For certain real estate investments, LaSalle has selected Jones Lang LaSalle Americas, Inc. (“JLL Americas”), an affiliate of LaSalle, to provide property management services. The decision on which property manager we hire is based upon the property type, the property manager’s expertise and fee and its ability to provide a cost-effective internal control environment that will meet the requirements of Sarbanes-Oxley. As of December 31, 2011, JLL Americas provided property management services for six properties. The remaining 30 properties were managed by property managers not affiliated with LaSalle. We have also engaged and paid fees to JLL Americas to perform loan placement services for us in the past, and we may use JLL Americas in the future to perform similar loan placement services. During the year ended December 31, 2011, JLL Americas was not hired to perform loan placement services. JLL Americas has also been retained to perform leasing services for two properties on a contingent fee basis.

Fees and Expenses Paid to JLL Americas

The following table sets forth the fees paid to JLL Americas for the year ended December 31, 2011.

Year ended December 31, 2011

Property management fees	$186,449

Loan placement services	—
Leasing services	266,642

Conflicts of Interest with LaSalle and its Affiliates

Conflicts of interest may arise between LaSalle, as our advisor and manager, and us with respect to our management. It is anticipated that the officers and employees of LaSalle will devote as much time to us as necessary to effectively manage our operations. LaSalle and its affiliates engage in a broad spectrum of activities including financial advisory activities, and have extensive investment activities that are independent from, and may from time to time conflict with, our investment activities. In the future, there might arise instances where the interests of LaSalle conflict with our interests and/or the interests of our stockholders. Subject to specified exceptions, the advisor may engage in transactions with, provide services to, invest in, advise, sponsor and/or act as investment manager to portfolio companies, investment vehicles and other persons or entities (including our prospective investors) that may have similar structures and investment objectives and policies to ours and that may compete with us for investment opportunities. LaSalle, its affiliates and their respective clients may invest in investments that would be appropriate for us and may compete with us for such investment opportunities and may invest in investments that are senior or junior to, or have rights and interests different from or adverse to, our investment opportunities. LaSalle’s interests in such investments may conflict with our interests in related investments at the time of origination or in the event of default or work out of the investment.

The Management Agreement and the Advisory Agreement each provide that LaSalle may cause us to enter into transactions with affiliates of LaSalle for the provision of certain services by such affiliates (a “LIM Affiliate Arrangement”). These transactions are all presented to and ratified by our Audit Committee. Notwithstanding the foregoing, the Management Agreement provides that LaSalle shall not permit us to enter into a LIM Affiliate Arrangement unless (i) the fees or other compensation charged to us for services provided by affiliates of LaSalle do not exceed the fees or other compensation available in the relevant market in an arm’s-length transaction with an independent third party, (ii) the agreements governing the relationship contain standard arm’s-length contract terms in relation to the relevant market and (iii) the affiliate providing such services has sufficient experience and qualifications to perform such services at a level of quality comparable to the quality of similar services available from non-affiliates in the relevant geographical area. Our board of directors may determine whether (i), (ii) or (iii) above have been complied with, and if not, may cause the LaSalle to terminate the LIM Affiliate Arrangement.

The Management Agreement and the Advisory Agreement also each provide that if the engagement of any party (including any affiliate) to provide additional services involves a material conflict of interest on the part of LaSalle or any affiliate of LaSalle which is known by LaSalle, whether arising out of a pecuniary interest or a material relationship (in the case of an affiliate of LaSalle, a conflict above and beyond the mere hiring of the affiliate), then LaSalle shall notify our board of directors of such conflict of interest and describe the material facts relating thereto. These transactions are all presented to and ratified by our Audit Committee. In the case of any such conflict of interest, our board of directors may require LaSalle to terminate the engagement of the provider of additional services upon reasonable prior notice if our board of directors determines that such engagement adversely affects us.

Furthermore, the Advisory Agreement provides that LaSalle shall not cause us to enter into any purchase or sale of property or, directly or indirectly, any other equity or debt acquisition, disposition, or lending transaction with LaSalle or any affiliate of LaSalle, or any account managed or advised by LaSalle or any affiliate of LaSalle, without our prior written approval. However, the Advisory Agreement permits LaSalle to cause us to enter into a transaction with an account managed or advised by LaSalle or its affiliate as to properties or matters in which LaSalle or its affiliate are not involved without our prior written approval if it provides prior written notice to us of any such transaction. In addition, LaSalle is required to notify us promptly of any transaction or proposed transaction that, to its knowledge, involves a material conflict between our interests, on the one hand, and the interests of LaSalle or any account managed or advised by LaSalle, on the other hand.

LaSalle will allocate investment opportunities suitable for us or for other persons, including LaSalle or an affiliate of LaSalle or an account managed or advised by LaSalle or an affiliate of LaSalle, in accordance with an equitable and reasonable allocation procedure consistent with LaSalle’s fiduciary duty to us and with due regard to our investment objectives and the characteristics of the specific investment. LaSalle’s allocation procedure provides that investments identified by it that are appropriate for more than one client of LaSalle are allocated on a rotational basis such that the client that has had the greatest amount of time pass since its last closed investment receives priority in the rotation over the other eligible client(s).

Co-Investment

Through LaSalle Investment Company (“LIC”), a fully discretionary co-investment vehicle managed by LaSalle or one of its affiliates, LaSalle has agreed to maintain its $10.0 million investment in us until the earlier of the termination of its engagement as our advisor or December 23, 2014. Other than dividends paid to all stockholders generally, LIC did not receive any distributions on its 100,000 shares during the year ended December 31, 2011. In addition, on November 11, 2011, Jones Lang LaSalle Co-Investment, Inc., a wholly owned subsidiary of Jones Lang LaSalle, purchased 3,731 undesignated shares of our common stock for total cash consideration of $200,000.

LaSalle Investment Company II B Limited Partnership, an affiliate of LaSalle, executed a commitment letter on November 14, 2011 to purchase $50,000,000 in shares of our common stock at a purchase price equal to our NAV per share before our public offering is initially declared effective by the SEC.

Joint Venture Interest

In 2007 and 2008, we acquired 78% interests in six student oriented apartment communities. The gross purchase price for the six apartment communities was approximately $223.2 million, of which our share was approximately $174.1 million. Five of the apartment communities were acquired using proceeds from five cross-collateralized loans totaling $116.3 million, fixed-rate for seven years at 5.57%, interest only for the first two years. The sixth property was acquired with an in-place mortgage loan of $33.5 million, fixed rate at 5.95%, maturing in nine years, interest only due for the first five years. The 22% interest owner for each of these six student housing apartment communities is an investment fund advised by LaSalle and in which the parent company of LaSalle owns a minority interest. The joint venture agreements were executed with customary business terms that provide for the sharing of net income or loss and cash flow based on each owner’s ownership percentage.

Review, Approval or Ratification of Transactions with Related Persons

Pursuant to its charter, the Audit Committee is required to review all related party transactions except LIM Affiliate Arrangements (see “Transactions With Related Persons and Certain Control Persons – Conflicts of Interest With LaSalle and its Affiliates” above), which shall be reviewed to the extent provided in the Advisory Agreement. To date, we have not had any related party transactions other than LIM Affiliate Arrangements with affiliates of LaSalle, which, as noted above, are governed by the terms of the Advisory Agreement and the Management Agreement and do not implicate the provisions of Item 404(a) of Regulation S-K. For information concerning our policies with respect to conflicts of interest involving LaSalle, see “Conflicts of Interest with LaSalle and its Affiliates” above. The Audit Committee has not adopted specific standards relating to the review of related party transactions not involving LaSalle.

PROPOSAL NO. 2:

REVISIONS TO PROPOSED CHARTER

Background

At the special meeting held on January 20, 2012, our stockholders approved the form of Second Articles of Amendment (the “Proposed Charter”), to become effective upon filing with SDAT. As previously disclosed in the proxy statement related to the special meeting, we intend to file the Proposed Charter with SDAT prior to the date on which we expect the SEC to declare the registration statement for the public offering effective, if ever. As a result, since the SEC has not yet declared the registration statement effective, we are proposing additional changes to the Proposed Charter, which has been approved by our stockholders, but has not yet filed the with SDAT.

Our board of directors has declared the revisions to the Proposed Charter, as described below, advisable and has directed that the proposals to revise the Proposed Charter be submitted for consideration at the Annual Meeting. A form of the revised Proposed Charter, marked to reflect the changes to the version that was approved by the stockholders on January 20, 2012, is included as Annex A to this proxy statement. The summaries above of the revisions to the Proposed Charter are qualified in their entirety by reference to Annex A.

Implementation of Proposed Charter

If this proposal is approved by stockholders at the Annual Meeting, the Proposed Charter, as modified by the revisions described above, will become effective upon the filing of the Proposed Charter with, and acceptance for record of the Proposed Charter by, SDAT. We intend to cause the Proposed Charter to become effective prior to the date on which we expect the SEC to declare the registration statement for the public offering effective, if ever.

Vote Required

Approval of the proposal to revise the Proposed Charter requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of our common stock. Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present but will have the same effect as votes against the proposals to amend our charter. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed changes to the Proposed Charter. Accordingly, to the extent that you object to the proposed revisions to the Proposed Charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.

PROPOSAL NO. 2(A):

AMENDMENTS TO FACILITATE BLUE SKY REGISTRATION PROCESS

In connection with our proposed continuous public offering of up to $3 billion in any combination of Class A and Class M shares, we have received requests from certain state administrators to make certain revisions to the Proposed Charter that was approved by the stockholders at a special meeting of our stockholders held on January 20, 2012. The proposed changes to the Proposed Charter are designed to satisfy the requests of these state administrators in order to facilitate the registration process under the “blue sky” laws applicable to public offerings by non-listed REITs.

Proposed Changes to the Proposed Charter

Certain state administrators have requested that we make the following revisions to the following sections of the Proposed Charter:

•	Stockholder Lists (Section 11.5) – Remove language from this section that defines a “commercial purpose” to include a tender offer or mini-tender offer.

•

Tender Offers (Section 11.7) – Remove language from this section which would allow us to redeem securities held by any person who fails to comply with the provisions set forth in Regulation 14D of the Exchange Act.

PROPOSAL NO. 2(B):

AMENDMENT TO PROVIDE CLASS-SPECIFIC VOTING RIGHTS

Our board of directors has determined that it is in the best interests of our stockholders to amend Section 5.2.4 of the Proposed Charter to provide class-specific voting rights which would require the approval of each class of common stock, voting together as a class, for any amendment, alteration or repeal of any provision of our charter that would materially and adversely change the preferences, rights, voting powers or terms of such class.

Our board of directors unanimously recommends a vote “FOR” the revisions to the Proposed Charter.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ended December 31, 2012.

Although it is not required to do so, the board of directors is submitting the Audit Committee’s appointment of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such appointment as a matter of good corporate governance practice. The affirmative vote of the holders of a majority of votes cast on the proposal at the Annual Meeting will be required to approve this proposal. If the stockholders should not ratify the appointment of our independent registered public accounting firm, the Audit Committee will reconsider the appointment. Representatives of KPMG are not expected to be present at the Annual Meeting and thus will not have an opportunity to make a statement or be available to respond to questions. The Audit Committee retains the right to appoint a substitute independent registered public accounting firm at any time during 2012 for any reason whatsoever.

Our board of directors unanimously recommends you vote FOR

ratification of such appointment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 15, 2012, the Audit Committee accepted the resignation of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm. PwC’s report on our financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years ended December 31, 2011 and 2010 and the subsequent interim period through March 15, 2012, we did not have any disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During this period, there have been no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Effective as of March 15, 2012, our Audit Committee selected KPMG to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Representatives of PwC and KPMG are not expected to be present at the Annual Meeting and thus will not have an opportunity to make a statement nor be available to respond to questions.

Fees Paid to Independent Registered Public Accounting Firm

The following tables set forth the aggregate fees billed or to be billed to us for services performed for the fiscal years ended December 31, 2011 and 2010 by PwC.

	Fiscal Year Ended December 31
	2011	2010
Audit fees	$518,205	$618,150
Audit-related fees	37,874	—
Tax fees	—	—
All other fees	—	—

Total	$556,079	$618,150

Audit fees. The audit fees listed above relate to professional services rendered for their audit of our annual financial statements contained in our annual report, audits of certain of our consolidated and unconsolidated affiliates, reviews of the financial statements included in our Quarterly Reports on Form 10-Q and Section 404 of Sarbanes-Oxley and PwC’s issuance of attestation reports relating to our internal control over financial reporting.

Audit-related fees. The audit-related fees listed above relate to professional services rendered for assurance and related services that are reasonably related to the performance of the audit of our financial statements (other than the audit fees described above). For the year ended December 31, 2011, audit-related fees consisted of fees relating to consents required for the filing of documents with the SEC.

Audit Committee Pre-Approval Policies and Procedures

Except as set forth in our Audit Committee’s pre-approval policy described below, our Audit Committee must pre-approve all audit services and permissible non-audit services to be provided to us by the independent auditor. Our Audit Committee must also review and approve in advance any proposal that LaSalle, and any entity controlling, controlled by, or under common control with LaSalle that provides ongoing services to us (a “Service Affiliate”), employ the independent auditor to render non-audit services, if such engagement would relate directly to our operations and financial reporting. As a part of its review, our Audit Committee will consider whether the provision of such services impacts the auditors’ independence.

Our Audit Committee may delegate to one or more of its members (each, a “Delegate”) authority to pre-approve the independent auditor’s provision of audit services or permissible non-audit services to us, or the provision of non-audit services to LaSalle or a Service Affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Audit Committee at its next meeting. Our Audit Committee will communicate any pre-approval made by it or a Delegate to LaSalle or a Service Affiliate, who will ensure that the appropriate disclosure is made in our periodic reports and other documents as required under the federal securities laws.

In addition, our board of directors has adopted the following pre-approval policy with respect to non-audit services. Pre-approval by our Audit Committee of non-audit services is not required so long as:

1.	(A) with respect to us, the amount of such permissible non-audit service provided to us constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us during the fiscal year in which the services are provided; and (B) with respect to LaSalle or a Service Affiliate, the amount of any such non-audit service provided constitutes no more than 5% of the total amount of revenues paid to the independent auditor by us, LaSalle and any Service Affiliate during the fiscal year in which the services are provided; and

2.	such services under (1) above were not recognized by us at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its Delegate(s) prior to the completion of the audit.

Since January 1, 2010, all audit and non-audit services performed by PwC for us, LaSalle and any Service Affiliates that required the pre-approval of our Audit Committee were pre-approved by the Audit Committee.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or you submit contrary instructions. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your financial advisor; (2) direct your written request to Jones Lang LaSalle Income Property Trust, Inc. Stockholder Services, P.O. Box 219165, Kansas City, Missouri, 64121-9165; or (3) call Stockholder Services at 855-652-0277. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate with the board of directors or any of its directors. Stockholders who wish to communicate with the board of directors may do so by sending written communications addressed to our Secretary, c/o Jones Lang LaSalle Income Property Trust, Inc., 200 East Randolph Drive, Chicago, Illinois 60601, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairman, Jones Lang LaSalle Income Property Trust, Inc. Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our board of directors. The purpose of this screening is to avoid having our board of directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our board of directors, the Audit Committee of our board of directors or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving Income Property Trust will be promptly and directly forwarded to the Audit Committee.

INCORPORATION BY REFERENCE

The following documents, which have been filed with the SEC, copies of which can be found on the SEC’s website at http://www.sec.gov, are incorporated into this proxy statement by reference thereto:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on March 8, 2012; and

•	Our Proxy Statement on Schedule 14A filed on December 15, 2011.

Any statement contained in a document incorporated or deemed to be incorporated in this proxy statement by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is deemed to be incorporated in this proxy statement by reference modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

OTHER MATTERS

Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

By Order of the Board of Directors

/s/ GORDON G. REPP

Gordon G. Repp
Secretary
June 5, 2012

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is available without charge upon written request to Client Service at DST Systems, Inc. P.O. Box 219165, Kansas City, Missouri, 64121-9165.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 11, 2012

A copy of our Annual Report for the fiscal year ended December 31, 2011, the Notice of Annual Meeting of Stockholders, this proxy statement and a form of proxy are available on the internet at www.eproxy.com/JLL.

ANNEX A

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

FORM OF SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Jones Lang LaSalle Income Property Trust, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is: Jones Lang LaSalle Income Property Trust, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation in the State of Maryland are The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and the costs of performing due diligence.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Real Estate Related Assets or the purchase, development or construction of a Property, including real estate commissions, selection fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be development fees and construction fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding Shares or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Asset. The term “Asset” shall mean any Property, Real Estate Related Asset or other investment owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.

Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in Real Estate and Real Estate Related Assets, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the board of directors of the Corporation.

Business Day. The term “Business Day” shall mean any day on which the NYSE is open for trading.

Bylaws. The term “Bylaws” shall mean the bylaws of the Corporation, as amended from time to time.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Class A Common Shares. The term “Class A Common Shares” shall have the meaning as provided in Section 5.1 herein.

Class E Common Shares. The term “Class E Common Shares” shall have the meaning as provided in Section 5.1 herein.

Class M Common Shares. The term “Class M Common Shares” shall have the meaning as provided in Section 5.1 herein.

Code. The term “Code” shall have the meaning as provided in Article II herein.

Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean 9.8% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owned” and “Constructively” (as the context requires) shall have the correlative meanings.

Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Expenses and Acquisition Fees, if applicable.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager. The term “Dealer Manager” shall mean LaSalle Investment Management Distributors, LLC, a Delaware limited liability company, or such other Person selected by the Board to act as the distributor for an Offering.

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distribution Fee. The term “Distribution Fee” shall have the meaning as provided in Section 5.2.6 herein.

Distributions. The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean with respect to any Stockholder, the percentage limit established by the Board of Directors pursuant to Section 6.1.7 for such Stockholder, subject to adjustment pursuant to Section 6.1.8.

Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Participating Broker-Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.

Incentive Fee. The term “Incentive Fee” shall have the meaning as provided in Section 8.7 herein. For the avoidance of doubt, any fee payable to the Advisor and not required to be paid from the gain from the Sale of Assets, such as a fee that is calculated based on the total annual return to Stockholders, is not an Incentive Fee.

Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.

Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the Appraisal Institute shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

Independent Director. The term “Independent Director” shall mean a Director who is not and within the last two years has not been directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) service, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross revenue derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

Initial Date. The term “Initial Date” shall mean the date on which Shares are first issued in the Initial Public Offering.

Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.

Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.

Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange, but shall not include the listing of the Common Shares on the NASDAQ Capital Market, over-the-counter market or the OTC Link interdealer quotation system. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007 and in effect on the Initial Date.

Net Asset Value per Class A Common Share. The term “Net Asset Value per Class A Common Share” shall mean the net asset value of the Corporation allocable to the Class A Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class A Common Shares.

Net Asset Value per Class E Common Share. The term “Net Asset Value per Class E Common Share” shall mean the net asset value of the Corporation allocable to the Class E Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class E Common Shares.

Net Asset Value per Class M Common Share. The term “Net Asset Value per Class M Common Share” shall mean the net asset value of the Corporation allocable to the Class M Common Shares, calculated by the Advisor as described in the Prospectus, as may be amended from time to time, divided by the number of outstanding Class M Common Shares.

Net Assets. The term “Net Assets” shall mean the total Assets of the Corporation (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves. If the Advisor receives an Incentive Fee pursuant to Section 8.7 hereof, Net Income, for purposes of calculating Total Operating Expenses in Section 8.10 hereof, shall exclude any gain from the sale of the Corporation’s assets in accordance with the NASAA REIT Guidelines.

Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares registered for sale to the public in accordance with applicable federal and state securities laws.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean all expenses incurred by or on behalf of the Corporation in connection with and in preparing the Corporation for registration of, and subsequently offering and distributing to the public, its Shares, which may include but are not limited to: total underwriting and brokerage discounts and commissions, including fees of the underwriters’ attorneys; expenses for printing, engraving and mailing; salaries of employees while engaged in sales activity; telephone and other telecommunications costs; all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings); charges of transfer agents, registrars, trustees, escrow holders, depositories and experts; and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including accountants’ and attorneys’ fees and expenses.

Participating Broker-Dealers. The term “Participating Broker-Dealers” shall mean those broker-dealers that are members of Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VI herein, would Beneficially Own or Constructively Own Shares in violation of Section 6.1.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.

Real Estate Related Asset. The term “Real Estate Related Asset” shall mean any investments by the Corporation in (a) mortgage, mezzanine, bridge and other loans on Real Property, (b) equity securities such as common stocks, preferred stocks and convertible securities of public or private real estate companies, and (c) debt securities such as collateralized mortgage backed securities, commercial mortgages and other debt securities.

Real Property or Real Estate. The term “Real Property” or “Real Estate” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.

REIT. The term “REIT” shall mean a real estate investment trust within the meaning of the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to REITs (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a) a transaction involving securities of the Roll-Up Entity that have been Listed for at least twelve months; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i)	voting rights of the holders of Common Shares;

(ii)	the term of existence of the Corporation;

(iii)	Sponsor or Advisor compensation; or

(iv)	the Corporation’s investment objectives.

Sale or Sales. The term “Sale” or “Sales” shall mean (a) any transaction or series of transactions whereby: (i) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (ii) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation in any Joint Venture in which it is a co-venturer or partner; (iii) any Joint Venture in which the Corporation is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (iv) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Real Estate Related Asset or portion thereof (including any payments under a Mortgage or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (v) the Corporation directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (b) not including any transaction or series of transactions specified in clause (a)(i) through (v) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.

Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

Sponsor. The term “Sponsor” shall mean any Person which (a) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (b) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (c) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (d) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (e) has a substantial number of relationships and contacts with the Corporation, (f) possesses significant rights to control Properties, (g) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (h) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Sponsor’s Minimum Investment. The term “Sponsor’s Minimum Investment” shall mean that portion of the equity interests in the Corporation (or a consolidated subsidiary thereof) issued to the Sponsor or its Affiliate in exchange for a minimum of $200,000 of the Common Shares pursuant to Section II.A. of the NASAA REIT Guidelines.

Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.

Stockholders. The term “Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

~~Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.~~

Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.

Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under GAAP, that are in any way related to the operation of the Corporation or its business, including advisory fees, but excluding (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer and registration of Securities, (b) interest payments, (c) taxes, (d) non-cash expenditures such as depreciation, amortization and bad debt reserves, (e) Incentive Fees paid in compliance with the NASAA REIT Guidelines, (f) Acquisition Fees and Acquisition Expenses, (g) real estate commissions on the Sale of Real Property, and (h) other fees and expenses connected with the acquisition, disposition, management and ownership of Real Estate Related Assets or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property). The definition of “Total Operating Expenses” set forth above is intended to encompass only those expenses which are required to be treated as Total Operating Expenses under the NASAA REIT Guidelines. As a result, and notwithstanding the definition set forth above, any expense of the Company which is not part of Total Operating Expenses under the NASAA REIT Guidelines shall not be treated as part of Total Operating Expenses for purposes hereof.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive Distributions, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.

Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 1,000,000,000 shares of common stock, $0.01 par value per share (the “Common Shares”), 400,000,000 of which are classified as Class A Common Shares (the “Class A Common Shares”), 200,000,000 of which are classified as Class E Common Shares (the “Class

E Common Shares”), and 400,000,000 of which are classified as Class M Common Shares (the “Class M Common Shares”), and 50,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $10,500,000. All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2 Common Shares.

Section 5.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2 Description. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share. Prior to the Restriction Termination Date, the Corporation shall not issue any class of Common Shares if such issuance would jeopardize the Corporation’s status as a REIT.

Section 5.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or any Distribution of the Assets of the Corporation, (i) the holder of each Class A Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class A Common Share, (ii) the holder of each Class E Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class E Common Share, and (iii) the holder of each Class M Common Share shall be entitled to be paid, out of the Assets of the Corporation that are legally available for distribution to the Stockholders, a liquidation payment equal to the Net Asset Value per Class M Common Share. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available Assets of the Corporation, or proceeds thereof, distributable among the holders of Common Shares shall be insufficient to pay in full the above described liquidation payments, then such Assets, or the proceeds thereof, shall be distributed among the holders of the Class A Common Shares, the Class E Common Shares and the Class M Common Shares ratably in the same proportion as the respective amounts that would be payable on such Class A Common Shares, Class E Common Shares and Class M Common Shares if all amounts payable thereon were paid in full.

Section 5.2.4 Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, each holder of a Common Share shall vote together with the holders of all other Common Shares entitled to vote, and the holders of the Common Shares shall have the exclusive right to vote, on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders. The affirmative vote of the holders of each class of Common Shares, voting together as a single class for such purposes with each share entitled to vote, shall be required to adopt any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, rights, voting powers, or terms of such class of Common Shares.

Section 5.2.5 Selling Commissions. Each Class A Common Share issued in an Offering shall be subject to a Selling Commission which shall be calculated as a percentage of the purchase price for such Class A Common Share as described in the Prospectus. No Class M Common Share sold in an Offering shall be subject to a Selling Commission.

Section 5.2.6 Distribution Fees. With respect to each Class A Common Share, the Dealer Manager shall be entitled to a distribution fee (a “Distribution Fee”) that shall be accrued daily and calculated as a percentage of Net Asset Value per Class A Common Share as described in the Prospectus. The Dealer Manager shall not be entitled to a Distribution Fee with respect to any Class E Common Share or any Class M Common Share.

Section 5.2.7 Dealer Manager Fee. With respect to each Class A Common Share and Class M Common Share, the Dealer Manager shall be entitled to a dealer manager fee (a “Dealer Manager Fee”) that shall be accrued daily and calculated as a percentage of the Net Asset Value per Class A Common Share and the Net Asset Value per Class M Common Share, respectively, as described in the Prospectus. The Dealer Manager shall not be entitled to a Dealer Manager Fee with respect to any Class E Common Share.

Section 5.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share. Prior to the Restriction Termination Date, the Corporation shall not issue any Preferred Shares if such issuance would jeopardize the Corporation’s status as a REIT.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5 Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other Assets of the Corporation or in Securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. Distributions shall be made to the Class A Common Shares, Class E Common Shares and Class M Common Shares at the same time, and the per share amount of Distributions on different classes of Common Shares shall be determined as described in the Prospectus, as may be amended from time to time. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to maintain its status as a REIT under the Code; however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for Distributions of readily marketable securities ~~or~~, including securities of the Corporation, Distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its Assets in accordance with the terms of the Charter or Distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind Distributions, and (c) in-kind Distributions are made only to those Stockholders that accept such offer.

Section 5.6 Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

Section 5.7 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To Transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such Transfer will also be recorded on the books of the Corporation. Upon issuance or Transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.

Section 5.8 Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until a Listing has occurred, the following provisions shall apply:

Section 5.8.1 Investor Suitability Standards. To become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time, that such individual (or, in the case of a fiduciary, that the fiduciary account, the donor who directly or indirectly supplies the funds to purchase the Shares or the beneficiary of the fiduciary account) meets the minimum annual gross income level or the net worth (excluding home, home furnishings and automobiles) level contained in any Prospectus of the Corporation. With respect to participant-directed purchases under a 401(k) or other defined contribution plan, an authorized plan fiduciary who has approved the Shares as an available investment under the plan is considered a “fiduciary account.”

Section 5.8.2 Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for purchasing Common Shares; (b) can reasonably benefit from an investment in Common Shares based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the prospective Stockholder may lose the entire investment; (iii) the lack of liquidity of an investment in Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment. The Sponsor, the Dealer Manager and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.

Section 5.8.3 Class M Common Share Suitability Standards. In addition to the investor suitability standards described in Section 5.8.1 hereof, no Person may purchase Class M Common Shares unless such Person purchases through (a) fee-based programs, also known as wrap accounts, of investment dealers, (b) certain registered investment advisors or (c) bank trust departments or any other organization authorized to act in a fiduciary capacity for its clients or customers. All sales of Class M Common Shares must be made through registered broker-dealers.

Section 5.8.4 Conversion of Class E Shares. On the first anniversary of the Commencement of the Initial Public Offering, each Class E Common Share shall automatically convert into a number of Class M Common Shares equal to the number of Class E Common Shares being converted multiplied by the Net Asset Value per Class E Common Share as of the conversion date and divided by the Net Asset Value per Class M Common Share as of the conversion date.

Section 5.8.5 Minimum Investment. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no initial sale of Common Shares will be permitted of less than $10,000.

Section 5.9 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.

Section 5.10 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1 Shares.

Section 6.1.1 Ownership Limitations. Prior to the Restriction Termination Date, but subject to Section 6.4:

(a) Basic Restrictions.

(i) (A) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit; (B) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit; and (C) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(iv) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock could result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

(v) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being considered a “pension-held REIT” within the meaning of Section 856(h)(3)(D) of the Code.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i), (ii), (iv) or (v);

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i), (ii), (iv) or (v) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i), (ii), (iv) or (v), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i), (ii), (iv) or (v) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee; provided further, however, that this Section 6.1.2 shall not require the Board of Directors to refuse to redeem Shares or to void any prior redemptions of Shares.

Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and

(b) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5 Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7 Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);

(ii) such Person does not, and represents that it will not, own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation), other than an interest of a taxable REIT subsidiary with respect to the Corporation or a tenant of such taxable REIT subsidiary that would cause the Corporation to own, actually or Constructively, a 9.9% or greater interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to maintain its status as a REIT, shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

(e) The Excepted Holder Limits may be modified as follows:

(i) The Excepted Holder Limit for any Excepted Holder shall be reduced after any Transfer permitted in this Article VII by such Excepted Holder by the percentage of the outstanding shares of Capital Stock so Transferred, but no Excepted Holder Limit shall be reduced to a percentage which is less than the Common Stock Ownership Limit.

(ii) Upon the issuance by the Corporation of any Capital Stock, the Excepted Holder Limit for any Excepted Holder shall be reduced to the percentage of the outstanding shares of Capital Stock held by any such Excepted Holder immediately after any such issuance, but no Excepted Holder Limit shall be reduced to a percentage which is less than the Common Stock Ownership Limit.

(iii) Prior to the modification of any Excepted Holder Limit pursuant to Section 7.2.7(e), the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

Section 6.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1, the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a REIT under the Code. Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.8% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise failing to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must give immediate written notice or, in the case of a proposed or attempted transaction, at least 15 days prior written notice to the Corporation. If any of the restrictions on Transfer or ownership as set forth in (i) through (iv) above are violated, the Shares in excess or in violation of such limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i) through (iv) above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each Stockholder on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 6.2 Transfer of Shares in Trust.

Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did

not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (y) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (z) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3 NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated interdealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be seven, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall not be fewer than three. Upon Commencement of the Initial Public Offering, a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor.

The names of the Directors who shall serve until the next annual meeting of Stockholders and until their successors are duly elected and qualify are:

Virginia D. Breen

Jonathan B. Bulkeley

Thomas F. McDevitt

Peter H. Schaff

Lynn C. Thurber

The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions, unless there are no remaining Independent Directors to so nominate a replacement to fill a vacancy, in which case a majority vote of the remaining Directors will be sufficient.

Section 7.2 Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.3 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

Section 7.4 Term. Each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies; provided, however, that the terms of any Preferred Shares issued by the Corporation may provide for termination after less than one year of the term of office of any Director elected by the holders of such Preferred Shares. Directors may be elected to an unlimited number of successive terms.

Section 7.5 Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.

Section 7.6 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access, at the Corporation’s expense, to the Corporation’s legal counsel or to independent legal counsel.

Section 7.8 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Corporation which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 7.9 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the Net Income for any period and the amount of Assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on sales of Assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any Asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any Assets by the Corporation; the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section 7.10 REIT Qualification. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.

Section 7.12 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.

ARTICLE VIII

ADVISOR

Section 8.1 Appointment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The qualifications of the Advisor shall be set forth in the Prospectus.

Section 8.2 Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.

Section 8.4 Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.

Section 8.5 Term and Termination. The Advisory Agreement shall have a term of no more than one year, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Board in making an orderly transition of the advisory function.

Section 8.6 Disposition Fee on Sale of Property. As required by the NASAA REIT Guidelines, the Corporation may pay the Advisor a disposition fee upon the Sale of any Property or Properties in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission, or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of such Property or Properties, as determined by a majority of the Independent Directors. In addition, as required by the NASAA REIT Guidelines, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.

Section 8.7 Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable (an “Incentive Fee”). As required by the NASAA REIT Guidelines, the Corporation may pay the Advisor an Incentive Fee only if such payment does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor or any Affiliate.

Section 8.8 Organization and Offering Expenses Limitation. The Corporation may reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and, as required by the NASAA REIT Guidelines, shall in no event exceed 15% of the Gross Proceeds of each Offering.

Section 8.9 Acquisition Fees and Expenses. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and, as required by the NASAA REIT Guidelines, shall not exceed an amount equal to six percent of the Contract Purchase Price or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.

Section 8.10 Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such 12-month period. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.

Section 8.11 Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.

ARTICLE IX

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 9.1 Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

Section 9.2 Certain Permitted Investments. Until such time as the Common Shares are Listed, the following provisions shall apply:

(a) The Corporation may invest in Assets and may hold investments in bank accounts, money market funds, marketable securities and other current assets.

(b) The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate thereof, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.

(c) The Corporation may not invest in equity securities (other than equity securities traded on a national securities exchange or included for quotation on an interdealer quotation system) except to the extent that such investment is within the specific parameters set forth in the investment guidelines approved by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair, competitive and commercially reasonable.

Section 9.3 Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time consistent with the Corporation’s objective of maintaining its status as a REIT, the following investment limitations shall apply to the Corporation until such time as the Common Shares are Listed:

(a) Not more than ten percent of the Corporation’s total Assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in Real Estate Related Assets.

(c) The Corporation shall not invest in or make any Mortgage (excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d) The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(e) The Corporation shall not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.

(f) The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

(g) The consideration to be paid for each Real Property shall ordinarily be based on the fair market value of the Real Property. If a majority of the Independent Directors on the Board of Directors or a duly authorized committee thereof determines, or if the Asset is acquired from the Advisor, the Sponsor, a Director or any of their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.

(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.

(i) The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.

(k) The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(l) The Corporation shall not engage in the business of securities trading, underwriting or the agency distribution of securities issued by other Persons.

(m) The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in publicly-traded entities. For these purposes, a “publicly-traded entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an interdealer quotation system.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to the Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate thereof or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.

Section 10.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. The Advisor, the Sponsor, a Director or an Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such transaction as being fair and reasonable to the Corporation.

Section 10.3 Other Transactions.

(a) The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof, except for Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and on terms not less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.

(b) The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.

Section 10.4 Review of Investment Opportunities. The Board shall determine (not less often than annually) whether the method for the allocation of the acquisition of Real Properties between the Corporation and other programs affiliated with the Advisor is fairly applied to the Corporation.

ARTICLE XI

STOCKHOLDERS

Section 11.1 Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president, the chief executive officer or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of Stockholders upon the written request of Stockholders entitled to cast not less than ten percent of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws. If the meeting is called by the secretary upon the written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request not less than 15 days nor more than 60 days after the delivery of such notice; provided, however, that if no time or place is so specified in the Stockholder request, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

Section 11.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (v) amend the Charter to adversely affect the rights, preferences and privileges of the Stockholders; (w) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (x) liquidate or dissolve the Corporation other than before the initial investment in Property; (y) sell all or substantially all of the Corporation’s Assets other than in the ordinary course of business or as otherwise permitted by law; or (z) cause the merger or similar reorganization of the Corporation except as permitted by law.

Section 11.3 Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4 Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent, at the home office of the Corporation upon the request of such Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List for reasons including, but not limited to, matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.

If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by such Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose~~, including a tender offer or “mini-tender” offer for Shares,~~ other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.

Section 11.6 Reports. For each fiscal year after the Commencement of the Initial Public Offering, the Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder and each holder of other publicly held Securities as of a Record Date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates an annual report that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Section 11.7 Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. ~~If~~ Any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) ~~, the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person’s Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at a per Share price equal to the lesser of (i) the price then being paid per Common Share by the Corporation pursuant to the Corporation’s plan for the repurchase of Shares, (ii) the fair market value of a Share as determined by an independent valuation obtained by the Corporation, (iii) the estimated value of a Share as determined in the Corporation’s most recent valuation pursuant to Regulatory Notice 09-09 of Financial Industry Regulatory Authority, Inc. or (iv) the lowest tender offer price offered in such Non-Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non-Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non-Compliant Tender Offer~~ shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer ~~and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7~~. In addition ~~to the remedies provided herein~~, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.

ARTICLE XII

LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s Assets or the affairs of the Corporation by reason of his being a Stockholder.

Section 12.2 Limitation of Director and Officer Liability.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b) below, no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders

Section 12.3 Indemnification.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.

Section 12.4 Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

Section 12.5 Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s Assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

ARTICLE XIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV

ROLL-UP TRANSACTIONS

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s Assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Corporation’s Assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the Assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.

ARTICLE XV

DURATION

The Corporation shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.

THIRD: Pursuant to Section 2-602(b)(8) of the Maryland General Corporation Law, the charter of the Corporation is hereby further amended to provide that, immediately upon the acceptance for record of these Second Articles of Amendment and Restatement by the State Department of Assessments and Taxation of Maryland (the “Effective Time”), each share of common stock, $0.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be changed into one Class E Common Share having the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth in Article V of the foregoing amendment and restatement of the charter.

FOURTH: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FIFTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SEVENTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

EIGHTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was 100,000,000 shares of common stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value was $1,000,000.

NINTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,050,000,000, consisting of 1,000,000,000 shares of common stock, $0.01 par value per share, 400,000,000 of which are classified as Class A Common Shares, 200,000,000 of which are classified as Class E Common Shares, and 400,000,000 of which are classified as Class M Common Shares, and 50,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $10,500,000.

TENTH: The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this      day of                     , 2012.

ATTEST:		JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:		By:
	Gordon G. Repp		C. Allan Swaringen
	General Counsel and Secretary		Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and

our 2011 Annual Report are available at www.eproxy.com/JLL

PROXY

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 11, 2012

The undersigned hereby appoints C. Allan Swaringen and Gordon G. Repp, each as a proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock (the “Shares”) of JONES LANG LASALLE INCOME PROPERTY TRUST, INC. (“Income Property Trust”) that the undersigned may be entitled to vote at the Annual Meeting of stockholders of Income Property Trust to be held at the offices of the Income Property Trust at 200 East Randolph Drive, Chicago, Illinois 60601 at 8:30 a.m. local time on Wednesday, July 11, 2012, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matter indicated on the reverse side, in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

If you sign the proxy without otherwise indicating a vote on the proposal, this proxy will be voted “FOR” each of the nominees listed on the reverse side. As to any other matter that may properly come before the meeting and all postponements, continuances and adjournments thereof, the Shares will be voted by the proxies in accordance with their judgment. If specific instructions are indicated, this proxy will be voted in accordance therewith. Income Property Trust’s board of directors recommends that stockholders vote “FOR” (1) each of the nominees for director listed on the reverse side, (2) the proposal to make certain revisions to the Form of Second Articles of Amendment and Restatement that was previously approved by the stockholders of the Income Property Trust (the “Proposed Charter”) and (3) the ratification of the appointment of KPMG LLP as Income Property Trust’s independent registered public accounting firm for the year ending December 31, 2012.

Unless voting by telephone or internet, please complete, sign, date and return the proxy card promptly using the enclosed envelope.

PO Box 55046
Boston MA 02205-9909
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.eproxy.com/JLL Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.
Vote by Telephone
Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.
Vote by Mail
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
Remember to sign and date the proxy card below. Please ensure the address to the right shows through the window of the enclosed postage-paid return envelope.			Proxy Tabulator PO Box 55046 Boston MA 02205-9909
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.
Please mark your choice like this X in blue or black ink.
The Board of Directors recommends a vote “FOR” the five nominees for director listed below and a vote “FOR” each proposal.
1.	To elect five directors for the ensuing year and until their successors are elected and qualify.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	Nominees:		☐	☐	☐
	(01) Lynn C. Thurber (03) Jonathan B. Bulkeley (05) Peter H. Schaff	(02) Virginia G. Breen (04) Thomas F. McDevitt	* To withhold authority to vote for any nominee, mark the box “For All Except” and write the number(s) of the nominee(s) below:

			FOR	AGAINST	ABSTAIN
2.	Proposal to make certain revisions to the Proposed Charter.		☐	☐	☐
3.	Proposal to ratify KPMG LLP as Income Property Trust’s independent registered public accounting firm for the year ending December 31, 2012.		☐	☐	☐
PLEASE MARK, SIGN AND DATE, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED BELOW.

Please print and sign exactly as your name(s) appear(s) on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date